EXHIBIT 99.1

Carolina Bank Holdings, Inc. Announces First Quarter Diluted EPS of $.21 in 2008 and 2007; Total Assets Exceed $524 Million

GREENSBORO, N.C., April 22, 2008 (PRIME NEWSWIRE) -- Carolina Bank Holdings, Inc. (Nasdaq:CLBH) today reported first quarter 2008 net income of $702,000, a small increase from $701,000 reported for the first quarter of 2007. Diluted earnings per share were $0.21 in the first quarter of 2008 and the first quarter of 2007. Per share results were restated to reflect the impact of the six-for-five stock split in 2007. Performance reflects continued strong growth in loans and deposits and improvement in asset quality in the most recent quarter.

Asset growth remains strong. At March 31, 2008, Carolina Bank Holdings, Inc. had total assets of $524.2 million, an increase of $85.53 million or 19.5% over the past year. Gross loans increased $84.01 million, or 25.3%, over the prior year reaching $416.12 million and grew $15.34 million, or 3.8% during the first quarter of 2008. Deposits were up $45.76 million from a year ago, or 11.7% to $437.70 million at March 31, 2008. Robert T. Braswell, President and CEO of Carolina Bank Holdings, Inc. commented, "as our 2007 Annual Report stated, Carolina Bank continues to operate Against the Grain. For the first quarter of 2008, we find our net income stable to improving, credit quality remaining solid, and our historical growth continuing. We are very pleased with our first quarter 2008 results during these tumultuous times."

First quarter 2008 net interest income increased $268,000, or 8.1%, over the same period in 2007 as average earning assets rose 21.7% and the net interest margin (fully-taxable equivalent) decreased by 33 basis points to 2.94%. The 3% decline in the prime rate during the seven months ending March 31, 2008 negatively impacted our net interest margin in late 2007 and early 2008 because of our asset sensitivity and due to an unusually competitive deposit interest rate market.

Non-interest income increased to $857,000 in the first quarter of 2008, up $499,000, or 139.4% from the first quarter of 2007. Our new wholesale mortgage division, formed in July 2007, was responsible for most of the $510,000 increase in mortgage banking revenue in the first quarter of 2008. The wholesale mortgage division realized net income of $152,000 in the first quarter of 2008 and was $0.04 accretive to diluted earnings per share. Income is recognized when loans are originated, or on a mark to market basis, since a commitment to sell loans is generally consummated when a commitment to originate is made, thereby eliminating most of the market risk.

Non-interest expense increased to $3.09 million in the first quarter of 2008, an increase of 35.5% from the first quarter of 2007. Excluding $311,000 of new expenses from our wholesale mortgage division and $77,000 in expenses related to increased FDIC premiums in the first quarter of 2008, non-interest expense increased 18.5% in the first quarter of 2008 from the first quarter of 2007. The increased expenses in 2008 supported our growth and included a new office in Burlington which opened in the third quarter of 2007 and a loan production office in Winston-Salem which opened in the first quarter of 2008.

Mr. Braswell added, "progress is being made to return our bank's asset quality to levels more in line with our historical experience. Non-performing assets declined from the previous two quarters." Non-performing assets were $4.31 million, or 0.82% of assets at March 31, 2008 and $4.54 million, or 0.91% of assets at December 31, 2007, compared with $2.43 million, or 0.55% of assets at March 31, 2007. The bank had net charge-offs of $25,000, or 0.02% annualized, of average loans in the first quarter of 2008 compared to $141,000, or 0.17% annualized, of average loans in the first quarter of 2007. The allowance for loan losses was 1.13% of gross loans at March 31, 2008.

Shareholders' equity totaled $30.53 million at March 31, 2008, up $3.75 million from twelve months ago. Shares outstanding at March 31, 2008 were 3,342,966.

About the Company

Carolina Bank, the banking subsidiary of Carolina Bank Holdings, Inc. began banking operations on November 25, 1996. The parent company is a North Carolina corporation organized in 2000. The bank is engaged in lending and deposit gathering activities in the Piedmont Triad of North Carolina, with operations in four counties: Guilford, Alamance, Randolph, and Forsyth. The bank has six full-service banking locations, three in Greensboro, one in Asheboro, one in High Point, and one in Burlington and a loan production office in Winston-Salem. The bank is building a new corporate headquarters in downtown Greensboro, with expected occupancy in the third quarter of 2008. The Company's stock is listed on the NASDAQ Capital Market under the symbol CLBH. Further information is available on the Company's web site: www.carolinabank.com.

This press release contains forward-looking statements regarding future events. These statements are only predictions and are subject to risks and uncertainties that could cause actual events or results to differ materially. These risks and uncertainties include risks of managing our growth, substantial changes in financial markets, regulatory changes, changes in interest rates, loss of deposits and loan demand to other financial institutions, and changes in real estate values and the real estate market. Additional information concerning factors that could cause actual results to be materially different from those in the forward-looking statements is contained in the Company's filings with the Securities and Exchange Commission. Carolina Bank Holdings, Inc. undertakes no obligation to update or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

 Carolina Bank Holdings, Inc. and Subsidiary
 Consolidated Balance Sheets
 At March 31, 2008 and 2007 and December 31, 2007

                                            (unaudited)
                                             March 31,        Dec. 31,
                                         2008        2007       2007
 ----------------------------------------------------------------------
                                               (in thousands)

 ASSETS
 Cash and due from banks               $   5,320  $   6,954  $   4,967
 Short-term investments and
  interest-earning deposits                   28         98         55
 Federal funds sold                           --     16,174         --
                                       --------------------  ---------
   Total cash and cash equivalents         5,348     23,226      5,022

 Securities available for sale, at
  fair value                              58,793     63,976     59,304
 Securities held-to-maturity, at
  amortized cost                           3,087      3,544      3,133

 Loans held for sale                      16,020                11,869
 Loans                                   416,121    332,112    400,784
 Allowance for loan losses                (4,700)    (4,012)    (4,532)
                                       --------------------  ---------
   Net loans                             411,421    328,100    396,252

 Premises and equipment, net              15,542     10,336     13,792
 Other assets                             13,992      9,493     10,744
                                       --------------------  ---------

   Total assets                        $ 524,203  $ 438,675  $ 500,116
                                       ====================  =========

 LIABILITIES AND STOCKHOLDERS' EQUITY
 LIABILITIES
 Deposits:
  Noninterest-bearing                  $  29,650  $  31,580  $  30,491
  Interest-bearing                       408,049    360,356    388,082
                                       --------------------  ---------
   Total deposits                        437,699    391,936    418,573

 Short-term borrowings                     5,486      3,385      6,102
 Federal Home Loan Bank advances          36,574      3,601     31,581
 Junior subordinated debentures           10,310     10,310     10,310
 Other liabilities                         3,601      2,655      3,910
                                       --------------------  ---------
   Total liabilities                     493,670    411,887    470,476

 STOCKHOLDERS' EQUITY
 Common stock and paid-in-capital,
  no par value, 20,000,000 shares
  authorized; issued and outstanding
  - 3,342,966 shares at March 31, 2008,
  3,266,866 shares at March 31, 2007,
  and 3,315,157 shares at December 31,
  2007                                     3,343      2,722      3,315
 Additional paid-in capital               15,515     15,597     15,379
 Retained earnings                        11,401      8,552     10,875
 Stock in director rabbi trust              (588)      (484)      (524)
 Directors deferred fees obligation          588        484        524
 Accumulated other comprehensive
  income (loss)                              274        (83)        71
                                       --------------------  ---------
   Total stockholders' equity             30,533     26,788     29,640
                                       --------------------  ---------

   Total liabilities and stockholders'
    equity                             $ 524,203  $ 438,675  $ 500,116
                                       ====================  =========

 Carolina Bank Holdings, Inc. and Subsidiary
 Consolidated Statements of Operations
 For the three months ended March 31, 2008 and 2007
 (unaudited)

                                                    For the Three
                                                     Months Ended
                                                       March 31,
                                                ----------------------
                                                   2008        2007
 -------------------------------------------    ----------------------
                                                (in thousands, except
                                                    per share data)
 Interest income:
  Loans                                         $    7,318  $    6,711
  Investment securities - taxable                      740         834
  Investment securities - non taxable                   82           1
  Interest from federal funds sold                      12          59
  Other interest income                                  1           6
                                                ----------------------
   Total interest income                             8,153       7,611
 Interest expense:
  Deposits                                           4,073       3,915
  FHLB advances and other                              352         211
  Junior subordinated debentures                       163         188
                                                ----------------------
   Total interest expense                            4,588       4,314
                                                ----------------------

 Net interest income                                 3,565       3,297
 Provision for loan losses                             235         255
                                                ----------------------

 Net interest income after provision
    for loan losses                                  3,330       3,042

 Noninterest income:
  Service charges                                      197         172
  Mortgage banking income                              575          65
  Other                                                 85         121
                                                ----------------------
   Total noninterest income                            857         358

 Noninterest expense:
  Salaries and benefits                              1,755       1,299
  Occupancy and equipment                              379         304
  Professional fees                                    289         187
  Outside data processing                              174         164
  Advertising and promotion                            115         116
  Stationery, printing and supplies                    108         116
  Other                                                273          96
                                                ----------------------
   Total noninterest expense                         3,093       2,282
                                                ----------------------

 Income before income taxes                          1,094       1,118
 Income taxes expense                                  392         417
                                                ----------------------

 Net income                                     $      702  $      701
                                                ======================

 Basic earnings per common share                $     0.21  $     0.21
 Diluted earnings per common share              $     0.21  $     0.21

 Average common shares outstanding               3,341,061   3,266,866
 Average common shares and dilutive
  potential common shares outstanding            3,415,029   3,412,313

 Total Shares outstanding at end of period       3,342,966   3,266,866

 All per share information has been presented or restated to reflect the effect of the six-for-five stock split in 2007.

 Carolina Bank Holdings, Inc.
 Consolidated Financial Highlights
 First Quarter 2008
 (unaudited)
                                       Quarterly
                ------------------------------------------------------
 ($ in thousands
  except for     1st Qtr.    4th Qtr.   3rd Qtr.   2nd Qtr.   1st Qtr.
  share data)      2008        2007       2007       2007       2007
                ------------------------------------------------------

 EARNINGS
  Net interest
   income       $    3,565      3,542      3,627      3,705      3,297
  Provision for
   loan loss    $      235        420        272        215        255
  NonInterest
   income       $      857        645        386        340        358
  NonInterest
   expense      $    3,093      2,695      2,459      2,491      2,282
  Net income    $      702        686        800        837        701
  Basic earnings
   per share    $     0.21       0.21       0.24       0.26       0.21
  Diluted
   earnings
   per share    $     0.21       0.20       0.24       0.25       0.21
  Average shares
   outstanding   3,341,061  3,313,724  3,273,806  3,266,866  3,266,866
  Average
   diluted
   shares
   outstanding   3,415,029  3,394,797  3,392,116  3,408,938  3,412,313

 PERFORMANCE
  RATIOS
  Return on
   average
   assets*            0.55%      0.57%      0.70%      0.76%      0.66%
  Return on
   average
   common
   equity*            9.29%      9.45%     11.55%     12.39%     10.65%
  Net interest
   margin
   (fully-tax
   equivalent)*       2.94%      3.08%      3.31%      3.53%      3.27%
  Efficiency
   ratio             69.95%     64.37%     61.28%     59.11%     62.44%
  # full-time
   equivalent
   employees --
   period end           96         89         86         77         74

 CAPITAL
  Equity to
   ending assets      5.82%      5.93%      6.08%      6.13%      6.11%
  Tier 1
   leverage
   capital ratio       n/a       8.14%       n/a        n/a        n/a
  Tier 1
   risk-based
   capital ratio       n/a       8.94%       n/a        n/a        n/a
  Total
   risk-based
   capital ratio       n/a      10.00%       n/a        n/a        n/a
  Book value
   per share    $     9.13       8.94       8.68       8.30       8.20

 ASSET QUALITY
  Net charge-
   offs         $       25        364         21          2        141
  Net charge-
   offs to
   average
   loans*             0.02%      0.36%      0.02%      0.00%      0.17%
  Allowance for
   loan losses  $    4,700      4,532      4,476      4,225      4,012
  Allowance for
   loan losses
   to loans
   held invst.        1.13%      1.13%      1.19%      1.21%      1.21%
  Nonperforming
   loans        $    3,715      3,538      4,443      2,139      2,385
  Restructured
   loans        $        0          0          0          0         45
  Other real
   estate owned $      592      1,001        190          0          0
  Nonperforming
   loans to
   loans held
   for
   investment         0.89%      0.88%      1.19%      0.61%      0.73%
  Nonperforming
   assets to
   total assets       0.82%      0.91%      0.99%      0.48%      0.55%

 END OF PERIOD
  BALANCES
  Total assets  $  524,203    500,116    468,327    441,975    438,675
  Total earning
   assets       $  494,359    474,145    444,498    421,759    415,904
  Total loans
   held for
   investment   $  416,121    400,784    374,602    349,782    332,112
  Total
   deposits     $  437,699    418,573    409,094    387,108    391,936
  Stockholders'
   equity       $   30,533     29,640     28,487     27,108     26,788

 AVERAGE
  BALANCES
  Total assets  $  513,580    484,039    458,152    437,731    424,839
  Total earning
   assets       $  490,678    464,675    440,045    419,834    403,037
  Total loans
   held for
   investment   $  412,521    399,223    363,801    345,115    326,161
  Total
   interest-
   bearing
   deposits     $  401,975    379,562    371,395    355,810    340,430
  Stockholders'
   equity       $   30,319     29,048     27,706     27,011     26,324

                                                      Year Ended
                                                 ---------------------
 ($ in thousands except for share data)            2007         2006
                                                 ---------   ---------

 EARNINGS
  Net interest income                           $   14,171      12,189
  Provision for loan loss                       $    1,162       1,196
  NonInterest income                            $    1,729       1,773
  NonInterest expense                           $    9,927       8,381
  Net income                                    $    3,024       2,811
  Basic earnings per share                      $     0.92        0.86
  Diluted earnings per share                    $     0.89        0.83
  Average shares outstanding                     3,280,315   3,265,557
  Average diluted shares outstanding             3,402,711   3,383,070

 PERFORMANCE RATIOS
  Return on average assets *                          0.67%       0.73%
  Return on average common equity *                  10.98%      11.63%
  Net interest margin (fully-tax equivalent)*         3.30%       3.30%
  Efficiency ratio                                   62.00%      59.48%
  # full-time equivalent employees - period end         89          69

 CAPITAL
  Equity to ending assets                             5.93%       6.30%
  Tier 1 leverage capital ratio                       8.14%       8.76%
  Tier 1 risk-based capital ratio                     8.94%       9.97%
  Total risk-based capital ratio                     10.00%      11.45%
  Book value per share                          $     8.94        7.94

 ASSET QUALITY
  Net charge-offs                               $      528         508
  Net charge-offs to average loans *                  0.15%       0.18%
  Allowance for loan losses                     $    4,532       3,898
  Allowance for loan losses to loans held invst.      1.13%       1.23%
  Nonperforming loans                           $    3,538       2,388
  Restructured loans                            $        0          45
  Other real estate owned                       $    1,001           0
  Nonperforming loans to loans held for
   investment                                         0.88%       0.77%
  Nonperforming assets to total assets                0.91%       0.59%

 END OF PERIOD BALANCES
  Total assets                                  $  500,116     411,592
  Total earning assets                          $  474,145     390,644
  Total loans held for investment               $  400,784     315,732
  Total deposits                                $  418,573     360,415
  Stockholders' equity                          $   29,640      25,929

 AVERAGE BALANCES
  Total assets                                  $  451,130     384,252
  Total earning assets                          $  431,926     369,298
  Total loans held for investment               $  358,575     286,644
  Total interest-bearing deposits               $  361,800     300,897
  Stockholders' equity                          $   27,541      24,165

  * annualized for all periods presented

CONTACT:  Carolina Bank Holdings, Inc.
          Robert T. Braswell, President and CEO
          336-286-8761
          b.braswell@carolinabank.com